SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 26, 2018

RENMIN TIANLI GROUP, INC.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-34799	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite K, 12th Floor, Building A, Jiangjing Mansion

228 Yanjiang Ave., Jiangan District, Wuhan City

Hubei Province, China 430010

(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 27 8274 0726

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Agreement

On October 26, 2018, we entered into a share purchase agreement with the holders of the equity of Enshi Huacai Agricultural Development Co. Ltd. (“Enshi Huacai”). Enshi Huacai is a specialty chicken farm operator engaged in the production and distribution of selenium rich chickens as well as selenium rich eggs, organic manure and related specialty products.

The Agreement provides for the acquisition by us of 100% of the equity of Enshi Huacai in three stages. Within twenty business days of today we are to issue to designated shareholders of Enshi Haucai an aggregate of 2,000,000 shares of our common stock for which we will receive 29% of the equity of Enshi Huacai. Within twenty working days after delivery of the first 2,000,000 shares of our common stock we shall deliver an additional 2,000,000 shares of common stock for which we will receive an additional 29% of the outstanding shares of Enshi Huacai. By th end of March, 2019, we are to deliver an additional 3,000,000 shares of our common stock to the owners of Enshi Huacai for which will receive the remaining 42% of the outstanding shares of Enshi Huacai.

Item 7.01 Regulation FD Disclosure.

On October 26, 2018, we issued a press release announcing the execution of an agreement to acquire 29% of the equity of Enshi Huacai Agricultural Development Co. Ltd., a specialty chicken farm operator engaged in the production and distribution of selenium rich chickens as well as selenium rich eggs, organic manure and related specialty products. In consideration of the 29% of the equity of Enshi Hucai we will issue an aggregate of 2,000,000 shares of our common stock to designated owners of Enshi Hucai. A copy of the press release is annexed as Exhibit 99.1 to this report.

       The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Purchase Agreement dated October 26, 2018, between the registrant and Enshi Huacai Agricultural Development Co. Ltd.

99.1	Press Release dated October 26, 2018

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RENMIN TIANLI GROUP, INC.
Dated: October 29, 2018
	By:	/s/Luchang Zhou
Luchang Zhou
Chief Executive Officer